Retrospective Effect of Change in Adoption of Accounting Standards	12 Months Ended
Dec. 31, 2017
Accounting Changes and Error Corrections [Abstract]
Retrospective Effect of Change in Adoption of Accounting Standards
Retrospective Effect of Change in Adoption of Accounting Standards
On January 1, 2018, we adopted FASB ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which clarifies how companies present and classify certain cash receipts and cash payments in the statements of cash flows. The implementation of this update resulted in the reclassification of $2,945, $2,956 of accretion, and $3,262 of amortization recorded in our equity in the earnings of Select Income REIT, or SIR, from cash flow from investing activities to cash flow from operating activities for 2017, 2016 and 2015, respectively. See Notes 12 and 13 for further information regarding the SIR investment.

On January 1, 2018, we adopted FASB ASU No. 2016-18, Restricted Cash, which requires companies to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The implementation of ASU 2016-18 resulted in a decrease of $1,563, an increase of $492, and an increase of $1,258 of net cash provided by operating activities for 2017, 2016 and 2015, respectively. This update also requires a reconciliation of the totals in the statement of cash flows to the related captions in the balance sheets. As a result, amounts included in restricted cash on our consolidated balance sheets are included with cash and cash equivalents on the consolidated statements of cash flows. Restricted cash, which consists of amounts escrowed for future real estate taxes, insurance, leasing costs, capital expenditures and debt service, as required by certain of our mortgage debts, totaled $3,111 and $530 as of December 31 2017 and 2016, respectively.